Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2011 and 2010

	4th Quarter
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$168,692	$252,451	$(83,759)
Natural gas distribution	119,456	121,640	(2,184)

Total operating revenues	288,148	374,091	(85,943)

Operating Expenses
Cost of gas	47,607	54,038	(6,431)
Operations and maintenance	100,356	99,584	772
Depreciation, depletion and amortization	84,438	62,840	21,598
Taxes, other than income taxes	22,335	20,453	1,882
Accretion expense	1,771	1,610	161

Total operating expenses	256,507	238,525	17,982

Operating Income	31,641	135,566	(103,925)

Other Income (Expense)
Interest expense	(13,979)	(9,827)	(4,152)
Other income	1,706	1,730	(24)
Other expense	(106)	(102)	(4)

Total other expense	(12,379)	(8,199)	(4,180)

Income Before Income Taxes	19,262	127,367	(108,105)
Income tax expense	4,830	47,117	(42,287)

Net Income	$14,432	$80,250	$(65,818)

Diluted Earnings Per Average Common Share	$0.20	$1.11	$(0.91)

Basic Earnings Per Average Common Share	$0.20	$1.12	$(0.92)

Diluted Avg. Common Shares Outstanding	72,269	72,081	188

Basic Avg. Common Shares Outstanding	72,082	71,862	220

Dividends Per Common Share	$0.135	$0.13	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2011 and 2010

	Year-to-date
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$948,526	$958,762	$(10,236)
Natural gas distribution	534,953	619,772	(84,819)

Total operating revenues	1,483,479	1,578,534	(95,055)

Operating Expenses
Cost of gas	233,523	316,988	(83,465)
Operations and maintenance	419,119	429,165	(10,046)
Depreciation, depletion and amortization	283,997	247,865	36,132
Taxes, other than income taxes	91,734	84,961	6,773
Accretion expense	6,837	6,178	659

Total operating expenses	1,035,210	1,085,157	(49,947)

Operating Income	448,269	493,377	(45,108)

Other Income (Expense)
Interest expense	(44,822)	(39,222)	(5,600)
Other income	2,334	4,285	(1,951)
Other expense	(456)	(643)	187

Total other expense	(42,944)	(35,580)	(7,364)

Income Before Income Taxes	405,325	457,797	(52,472)
Income tax expense	145,701	166,990	(21,289)

Net Income	$259,624	$290,807	$(31,183)

Diluted Earnings Per Average Common Share	$3.59	$4.04	$(0.45)

Basic Earnings Per Average Common Share	$3.60	$4.05	$(0.45)

Diluted Avg. Common Shares Outstanding	72,332	72,051	281

Basic Avg. Common Shares Outstanding	72,056	71,845	211

Dividends Per Common Share	$0.54	$0.52	$0.02

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2011 and December 31, 2010

(in thousands)	December 31, 2011	December 31, 2010
ASSETS
Current Assets
Cash and cash equivalents	$9,541	$22,659
Accounts receivable, net of allowance	231,925	286,849
Inventories	74,012	59,302
Regulatory asset	57,143	28,286
Other	71,547	89,187

Total current assets	444,168	486,283

Property, Plant and Equipment
Oil and gas properties, net	3,783,842	2,919,144
Utility plant, net	813,428	782,622
Other property, net	23,506	17,461

Total property, plant and equipment, net	4,620,776	3,719,227

Other Assets
Regulatory asset	95,633	105,365
Long-term derivative instruments	31,056	—
Other	45,783	52,685

Total other assets	172,472	158,050

TOTAL ASSETS	$5,237,416	$4,363,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$1,000	$5,000
Notes payable to banks	15,000	305,000
Accounts payable	302,048	268,214
Regulatory liability	58,279	75,703
Other	167,552	164,694

Total current liabilities	543,879	818,611

Long-term debt	1,153,700	405,254

Deferred Credits and Other Liabilities
Regulatory liability	87,234	110,447
Deferred income taxes	806,127	615,084
Long-term derivative instruments	34,663	112,936
Other	179,650	147,185

Total deferred credits and other liabilities	1,107,674	985,652

Total Shareholders’ Equity	2,432,163	2,154,043

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,237,416	$4,363,560

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2011 and 2010

	4th Quarter
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$96,654	$118,633	$(21,979)
Oil	47,490	113,082	(65,592)
Natural gas liquids	23,975	18,626	5,349
Other	573	2,110	(1,537)

Total	$168,692	$252,451	$(83,579)

Production volumes
Natural gas (MMcf)	18,810	18,156	654
Oil (MBbl)	1,744	1,397	347
Natural gas liquids (MMgal)	24.8	21.3	3.5
Total production volumes (MMcfe)	32,820	29,588	3,232
Total production volumes (MBOE)	5,470	4,931	539

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$5.14	$6.53	$(1.39)
Oil (barrel)	$27.23	$80.93	$(53.70)
Natural gas liquids (gallon)	$0.97	$0.87	$0.10

Revenue per unit of production including effects of qualifying cash flow hedges
Natural gas (Mcf)	$5.14	$6.53	$(1.39)
Oil (barrel)	$79.18	$80.93	$(1.75)
Natural gas liquids (gallon)	$0.97	$0.87	$0.10

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.45	$3.67	$(0.22)
Oil (barrel)	$90.89	$80.14	$10.75
Natural gas liquids (gallon)	$1.14	$0.95	$0.19

Other data
Lease operating expense (LOE)
LOE and other	$49,874	$46,215	$3,659
Production taxes	14,109	11,659	2,450

Total	$63,983	$57,874	$6,109

Depreciation, depletion and amortization	$74,128	$53,176	$20,952
General and administrative expense	$16,973	$12,230	$4,743
Capital expenditures	$448,851	$330,972	$117,879
Exploration expenditures	$514	$10,217	$(9,703)
Operating income	$11,323	$117,344	$(106,021)

Natural Gas Distribution
Operating revenues
Residential	$74,157	$80,441	$(6,284)
Commercial and industrial	29,186	31,442	(2,256)
Transportation	14,665	15,006	(341)
Other	1,448	(5,249)	6,697

Total	$119,456	$121,640	$(2,184)

Gas delivery volumes (MMcf)
Residential	4,407	4,790	(383)
Commercial and industrial	2,151	2,250	(99)
Transportation	10,901	12,491	(1,590)

Total	17,459	19,531	(2,072)

Other data
Depreciation and amortization	$10,310	$9,662	$648
Capital expenditures	$16,814	$17,756	$(942)
Operating income	$20,675	$19,005	$1,670

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2011 and 2010

	Year-to-date
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$386,894	$483,935	$(97,041)
Oil	467,320	404,625	62,695
Natural gas liquids	87,466	65,161	22,305
Other	6,846	5,041	1,805

Total	$948,526	$958,762	$(10,236)

Production volumes
Natural gas (MMcf)	71,718	70,924	794
Oil (MBbl)	6,318	5,131	1,187
Natural gas liquids (MMgal)	91.4	79.0	12.4

Total production volumes (MMcfe)	122,688	112,989	9,699
Total production volumes (MBOE)	20,448	18,832	1,616

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$5.39	$6.82	$(1.43)
Oil (barrel)	$73.97	$78.86	$(4.89)
Natural gas liquids (gallon)	$0.96	$0.83	$0.13

Revenue per unit of production including effects of qualifying cash flow hedges
Natural gas (Mcf)	$5.39	$6.82	$(1.43)
Oil (barrel)	$79.90	$78.86	$1.04
Natural gas liquids (gallon)	$0.96	$0.83	$0.13

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.93	$4.22	(0.29)
Oil (barrel)	$90.53	$75.06	15.47
Natural gas liquids (gallon)	$1.11	$0.86	0.25

Other data
Lease operating expense (LOE)
LOE and other	$202,094	$182,180	$19,914
Production taxes	54,951	42,721	12,230

Total	$257,045	$224,901	$32,144

Depreciation, depletion and amortization	$244,081	$203,821	$40,260
General and administrative expense	$64,322	$52,549	$11,773
Capital expenditures	$1,115,452	$717,782	$397,670
Exploration expenditures	$13,110	$64,584	$(51,474)
Operating income	$363,131	$406,729	$(43,598)

Natural Gas Distribution
Operating revenues
Residential	$343,740	$414,870	$(71,130)
Commercial and industrial	136,469	159,658	(23,189)
Transportation	55,234	57,049	(1,815)
Other	(490)	(11,805)	11,315

Total	$534,953	$619,772	$(84,819)

Gas delivery volumes (MMcf)
Residential	21,132	24,463	(3,331)
Commercial and industrial	9,994	10,985	(991)
Transportation	44,614	46,479	(1,865)

Total	75,740	81,927	(6,187)

Other data
Depreciation and amortization	$39,916	$44,042	$(4,126)
Capital expenditures	$73,984	$93,566	$(19,582)
Operating income	$86,216	$88,383	$(2,167)